UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2005

ATHEROGENICS, INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-31261	58-2108232

(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation	File Number)	Identification No.)

8995 Westside Parkway
	Alpharetta, GA	30004

	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 336-2500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-4.1 INDENTURE
EX-99.1 REGISTRATION RIGHTS AGREEMENT
EX-99.2 PRESS RELEASE

Item 1.01 Entry into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     As previously reported, on January 6, 2005, the Registrant entered into a purchase agreement (the “Agreement”), pursuant to which it agreed to sell $175 million in aggregate principal amount of 1.50% convertible notes due 2012 (the “Notes”) in a private placement to qualified institutional buyers pursuant to the exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Act”), afforded by Section 4(2) of the Act and Rule 144A under the Act. The Registrant also granted to the initial purchasers an option, which was exercised in full, to purchase up to an additional $25 million of Notes. The sale of the $200 million aggregate principal amount of Notes was consummated on January 12, 2005.

     The terms of the Notes are governed by an indenture between the Registrant and The Bank of New York Trust Company, N.A., as trustee of the Notes, dated January 12, 2005 (the “Indenture”). The Notes are convertible, at the option of the holder, prior to maturity into shares of common stock, no par value per share, of the Registrant (the “Common Stock”) at a conversion rate of 38.5802 shares of Common Stock per $1,000 principal amount of Notes, subject to adjustment, which represents an initial conversion price of approximately $25.92.

     The Registrant is obligated to redeem the $200 million aggregate principal amount of the Notes in cash upon maturity of the Notes, which is the close of business on February 1, 2012. The Registrant may not redeem the Notes at its option prior to maturity. Subject to certain conditions set forth in the Indenture, holders of the Notes may require the Registrant to redeem the Notes, in whole or in part, if the Common Stock is not listed for trading on a U.S. national securities exchange or approved for trading on The NASDAQ National Market or any similar U.S. system of automated dissemination of quotations of securities prices, or if a fundamental change occurs. A fundamental change is a transaction or event in which 50% or more of the Common Stock is exchanged for or converted into consideration which is not at least 90% common stock that is listed for trading on a U.S. national securities exchange or approved for trading on The NASDAQ National Market or any similar U.S. system of automated dissemination of quotations of securities prices.

     The Notes bear interest at 1.50% per year, payable on February 1 and August 1 of each year, beginning on August 1, 2005. The Notes are general unsecured obligations of the Registrant and are junior to the Registrant’s secured debt to the extent of any assets securing the secured debt. The Notes are on a parity with the Registrant’s 4 1/2% convertible notes due 2008 and all of the Registrant’s existing and future senior secured indebtedness and are senior to all subordinated debt.

     If a holder of Notes elects to convert its Notes upon the occurrence of a fundamental change, under certain circumstances, the holder will be entitled to receive, in addition to a number of shares of Common Stock equal to the applicable conversion rate, an additional number of shares of Common Stock based on the price of the Common Stock on the effective date of the fundamental change. No additional shares of Common Stock will be issued if the price of the Common Stock at the time of the fundamental change is less than $19.20 or at least $115.00. In addition, in no event will the number of shares of Common Stock issuable upon conversion be more than 52.0833 per $1,000 principal amount of Notes, subject to adjustment.

     If there is an event of default on the Notes, the principal amount of the Notes, premium, if any, plus accrued and unpaid interest may be declared immediately due and payable, subject to certain conditions set forth in the Indenture. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events involving the Registrant. The following are events of default under the Notes:

•	the Registrant fails to pay principal or premium, if any, when due at maturity, upon redemption or otherwise on the Notes;

•	the Registrant fails to pay any interest, including liquidated damages, if any, on the Notes, when due and such failure continues for a period of 30 days;

•	the Registrant fails to provide notice of the occurrence of a designated event on a timely basis;

•	the Registrant fails to perform or observe any of the covenants in the Indenture for 60 days after notice;

•	some events involving the Registrant’s bankruptcy, insolvency or reorganization; or

•	default in the payment of principal when due at stated maturity of other indebtedness or acceleration of such other indebtedness for borrowed money where the aggregate principal amount with respect to which the default or acceleration has occurred exceeds $10 million, and the acceleration has not been rescinded or annulled within a period of 30 days after written notice as provided in the Indenture.

     In connection with the offering of the Notes, the Registrant also entered into a registration rights agreement, dated as of January 12, 2005, with the Initial Purchasers (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement on Form S-3 with respect to the Notes and the shares of Common Stock issuable upon conversion of the Notes. The Registrant will be required to pay holders of Notes liquidated damages if it fails to register the Notes and Common Stock issuable upon conversion of the Notes within, or to keep such registration statement effective during, certain times specified in the Registration Rights Agreement.

     The foregoing descriptions are qualified in their entirety by reference to the Indenture and Registration Rights Agreement, which are attached to this current report on Form 8-K as Exhibits 4.1 and 99.1, respectively.

Item 8.01. Other Events

     A copy of the press release announcing the consummation of the sale of the Notes is attached to this current report on Form 8-K as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

     See Exhibit Index attached hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHEROGENICS, INC.
Date: January 12, 2005	By:	/s/ Mark P. Colonnese
Mark P. Colonnese
Senior Vice President of Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture between the Registrant and The Bank of New York Trust Company, N.A., as trustee, dated January 12, 2005.
99.1	Registration Rights Agreement among the Registrant, Morgan Stanley & Co. Incorporated, Lehman Brothers Inc., J.P. Morgan Securities Inc. and Lazard Freres & Co. LLC dated as of January 12, 2005.
99.2	Press Release dated January 12, 2005.